                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               NOVEMBER 22, 1996



                                 PIXTECH, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                                  0-26380               04-3214691
(State or other jurisdiction          (Commission File         (IRS Employer
of incorporation)                         Number)            Identification No.)



                      AVENUE PERROY, 13790 ROUSSET, FRANCE
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                              (33)(0)4-42-29-10-00



                                  Page 1 of 5
                        Exhibit Index appears on page 4
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ITEM 5.   OTHER EVENTS.
          ------------

          On November 22, 1996, PixTech, Inc. announced an underwritten offering of its Common Stock to offshore investors. The number of shares of Common Stock and the offering price are to be determined. PixTech hereby incorporates by reference the contents of its press release dated November 21, 1996, filed as
Exhibit 99.1 to this report.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 25, 1996      PIXTECH, INC.

                              By:/s/ Yves Morel
                                 --------------------------------------
                                 Yves Morel
                                 Director of Finance and Administration,
                                 Principal Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT                                                           SEQUENTIAL
  NO.                        DESCRIPTION                            PAGE NO.
--------                     -----------                            --------

99.1        Press release dated November 21, 1996.  Filed herewith.     5